UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018 (May 23, 2018)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

RBL Amendment

On May 23, 2018, EP Energy LLC (“EP Energy”), a wholly-owned subsidiary of EP Energy Corporation (NYSE: EPE), entered into the Eighth Amendment to Credit Agreement and Amendment to Collateral Agreement (the “RBL Amendment”) in connection with the previously announced amendment of its senior secured reserve-based loan facility (the “RBL Facility) to extend the maturity date of the RBL Facility to November 23, 2021.  In addition to the maturity extension, the RBL Amendment also provides, among other things, for the following modifications: (i) the amount of total commitments under the RBL Facility is reduced to $629.4 million, (ii) the financial covenant is modified to provide that EP Energy shall not permit (x) its consolidated first lien net debt to EBITDAX ratio to be greater than 2.25 to 1.00 and (y) its current ratio to be less than 1.00 to 1.00, in each case tested on a quarterly basis, (iii) the basket for liens on non-borrowing base properties and/or junior liens on collateral is reduced to $500 million, (iv) the liquidity based investment basket is modified to provide that investments pursuant to this basket will be permitted if liquidity is not less than 10% of the lesser of the total commitments and the borrowing base (the “liquidity condition”) and, if EP Energy’s consolidated total net debt to EBITDAX ratio (“total leverage ratio”) is not less than or equal to 5.00 to 1.00 on a pro forma basis at any time, investments pursuant to this basket will be capped at $250 million, (v) the liquidity based restricted payments basket is modified to provide that restricted payments pursuant to this basket will be permitted if the liquidity condition is satisfied and if EP Energy’s total leverage ratio is less than or equal to 4.00 to 1.00 on a pro forma basis, (vi) the applicable equity amount based restricted payments basket is modified to provide that, if EP Energy’s total leverage ratio is not less than or equal to 4.00 to 1.00 on a pro forma basis at any time, EP Energy shall not be permitted to make restricted payments pursuant to this basket utilizing any portion of the applicable equity amount that accrued on or prior to May 2, 2016, (vii) the liquidity based debt buyback basket is modified to provide that debt buybacks pursuant to this basket will be permitted if the liquidity condition is satisfied and, if EP Energy’s total leverage ratio is not less than or equal to 4.50 to 1.00 on a pro forma basis at any time, the amount of debt buybacks pursuant to this basket will be capped at $350 million (subject to certain builders and exceptions), (viii) the applicable equity amount based debt buyback basket is modified to provide that if EP Energy’s total leverage ratio is less than or equal to 4.50 to 1.00 on a pro forma basis, debt buybacks shall be permitted using available applicable equity amount, and (ix) the applicable credit parties are required to enter into control agreements with the RBL Agent (as defined below) with respect to their deposit accounts, securities accounts and commodities accounts (subject to certain exceptions).

The conditions to the effectiveness of the RBL Amendment was satisfied on May 23, 2018 and EP Energy used a portion of the net cash proceeds from the Notes Offering (as described below) to repay amounts outstanding under the RBL Facility.

In connection with the RBL Amendment, the borrowing base under the RBL Facility was reaffirmed at $1.36 billion.  This reaffirmation constitutes the scheduled April 2018 redetermination of the borrowing base.  The next scheduled redetermination of the borrowing base will be on or around October 31, 2018.

Indenture and Senior Secured Notes due 2026

General

On May 23, 2018 (the “Closing Date”), EP Energy and its wholly-owned subsidiary, Everest Acquisition Finance Inc., as co-issuer (together with EP Energy, the “Issuers”), successfully completed the offering (the “Notes Offering”) of $1,000.0 million aggregate principal amount of 7.750% Senior Secured Notes due 2026 (“Notes”).  The Notes were offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States in compliance with Regulation S under the Securities Act.  The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The Notes were issued pursuant to an Indenture, dated as of the Closing Date (the “Indenture”), among the Issuers, the Guarantors (as defined below) and Wilmington Trust, National Association, as trustee and notes collateral agent (in such capacity, the “Notes Agent”).  The Issuers’ obligations under the Notes and the Indenture are fully and unconditionally guaranteed by each of EP Energy’s wholly-owned domestic restricted subsidiaries that guarantees the RBL Facility (the “Guarantors”).  The Notes and the related guarantees are senior secured obligations of the Issuers and the Guarantors.

EP Energy used the net proceeds from the Notes to repay outstanding borrowings under the RBL Facility, for general corporate purposes and to pay related fees and expenses.

Maturity and Interest Payments

The Notes will mature on May 15, 2026. Interest on the Notes will accrue at 7.750% per annum and will be paid semi-annually, in arrears, on May 15 and November 15 of each year, beginning November 15, 2018.

Redemption

On or after May 15, 2021, the Issuers may redeem the Notes at their option, in whole at any time or in part from time to time, at the redemption prices set forth in the Indenture plus accrued and unpaid interest, if any, to, but excluding, the redemption date.  In addition, prior to May 15, 2021, the Issuers may redeem the Notes at their option, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date.  Notwithstanding the foregoing, at any time and from time to time on or prior to May 15, 2021, the Issuers may redeem in the aggregate up to 40% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional notes) in an aggregate amount equal to the net cash proceeds of one or more equity offerings at a redemption price equal to 107.750%, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, so long as at least 50% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional notes) remains outstanding after each such redemption.

Certain Covenants

The Indenture contains covenants that limit the Issuers’ and their restricted subsidiaries’ ability to, among other things:  (i) incur or guarantee additional indebtedness or issue certain preferred shares; (ii) make dividend payments on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create liens on assets to secure debt; (vi) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets; and (vii) enter into certain transactions with its affiliates.  These covenants are subject to a number of important limitations and exceptions.  Additionally, upon the occurrence of specified change of control events, the Issuers must offer to repurchase the Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date.  The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

Collateral Agreement

On the Closing Date, the Issuers, the Guarantors and the Notes Agent entered into a Collateral Agreement, dated and effective as of May 23, 2018 (the “Collateral Agreement”).

Pursuant to the Collateral Agreement, the Issuers and the Guarantors pledged all of the collateral that secures the borrowings under the RBL Facility, other than the Non-RBL Priority Collateral (as defined below) and the capital stock of EP Energy, to secure their obligations under the Notes.

Pledge Agreement

On the Closing Date, the Issuers, the Guarantors and the Notes Agent entered into a Pledge Agreement, dated and effective as of May 23, 2018 (the “Pledge Agreement”).

Pursuant to the Pledge Agreement, the Notes are secured by the capital stock of first-tier foreign subsidiaries that are owned by the Issuers or any Guarantor (the “Non-RBL Priority Collateral”). As of the Closing Date, the Issuers and the Guarantors did not own any Non-RBL Priority Collateral.

Senior Priority Lien Intercreditor Agreement

On the Closing Date, JPMorgan Chase Bank, N.A., as RBL facility agent (the “RBL Agent”) and applicable first lien agent, and the Notes Agent, as notes facility agent and applicable second lien agent, EP Energy and the subsidiaries of EP Energy party thereto entered into an intercreditor agreement (the “Senior Priority Lien Intercreditor Agreement”). The Senior Priority Lien Intercreditor Agreement governs the relative rights of the secured parties under the RBL Facility and the Notes in respect of the Issuers’ and Guarantors’ assets securing the Issuers’ obligations under the RBL Facility and the Notes and certain other matters relating to the administration and enforcement of security interests. Pursuant to the terms of the Senior Priority Lien Intercreditor Agreement, until the occurrence of certain events described in the Senior Priority Lien Intercreditor Agreement, the RBL Agent controls substantially all matters related to the collateral securing the Notes.

Joinder to Additional Priority Lien Intercreditor Agreement

On the Closing Date, the Notes Agent, as an other first-priority lien obligations agent, entered into a joinder agreement (the “Joinder to the Additional Priority Lien Intercreditor Agreement) to the Additional Priority Lien Intercreditor Agreement, dated as of November 29, 2016, among the RBL Agent, as applicable first lien agent, and Wilmington Trust, National Association, as notes facility agent and applicable second lien agent, EP energy and the subsidiaries of EP Energy party thereto (“Additional Priority Lien Intercreditor Agreement).

Pursuant to the Joinder to the Additional Priority Lien Intercreditor Agreement, the Notes Agent became a party to and agreed to be bound by the terms of the Additional Priority Lien Intercreditor Agreement as an other first-priority lien obligations agent, as if it had originally been party to the Additional Priority Lien Intercreditor Agreement as such. The Additional Priority Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Issuers’ and Guarantors’ assets securing (i) the RBL Facility and the Notes, on the one hand, and (ii) the 8.00% Senior Secured Notes due 2024 (the “2024 Priority Secured Notes”) issued pursuant to the indenture, dated as of November 29, 2016 (as amended, restated, supplemented or otherwise modified from time to time), by and among the Issuers, the Guarantors and Wilmington Trust, National Association, as trustee, on the other hand.

Joinder to the Priority Lien Intercreditor Agreement

On the Closing Date, the Notes Agent, as an other first-priority lien obligations agent, entered into a joinder agreement (the “Joinder to the Priority Lien Intercreditor Agreement”) to the Priority Lien Intercreditor Agreement, dated as of August 24, 2016 and supplemented on November 29, 2016, February 6, 2017 and January 3, 2018, among the RBL Agent, as applicable first lien agent, Wilmington Trust, National Association, as term facility agent, applicable second lien agent and an other first-priority lien obligations agent, EP Energy and the subsidiaries of EP Energy party thereto (the “Priority Lien Intercreditor Agreement”).

Pursuant to the Joinder to the Priority Lien Intercreditor Agreement, the Notes Agent became a party to and agreed to be bound by the terms of the Priority Lien Intercreditor Agreement as an other first-priority lien obligations agent, as if it had originally been party to the Priority Lien Intercreditor Agreement as such. The Priority Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Issuers’ and Guarantors’ assets securing (i) the RBL Facility, the 2024 Priority Secured Notes and the Notes, on the one hand, and (ii) the 8.00% Senior Secured Notes due 2025 (the “2025 Secured Notes”) issued pursuant to the indenture, dated as of February 6, 2017, by and among the Issuers, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association, as trustee, and the 9.375% Senior Secured Notes due 2024 (the “2024 Secured Notes”) issued pursuant to the indenture, dated as of January 3, 2018 (as amended, restated, supplemented or otherwise modified from time to time), by and among the Issuers, the Guarantors and Wilmington Trust, National Association, as trustee, on the other hand.

Joinder to the Senior Lien Intercreditor Agreement

On Closing Date, the Notes Agent, as an other first-priority lien obligations agent, entered into a joinder agreement (the “Joinder to the Senior Lien Intercreditor Agreement”) to the Amended and Restated Senior Lien Intercreditor Agreement, dated as of August 24, 2016 and supplemented on November 29, 2016, February 7, 2017 and January 3, 2018, among the RBL Agent, as applicable first lien agent, Wilmington Trust, National Association, as an other first-priority lien obligations agent, the Second Lien Term Facility Agent (as defined below), as applicable second lien agent, EP Energy and the subsidiaries of EP Energy party thereto (the “Senior Lien Intercreditor Agreement”).

Pursuant to the Joinder to the Senior Lien Intercreditor Agreement, the Notes Agent became a party to and agreed to be bound by the terms of the Senior Lien Intercreditor Agreement as an other first-priority lien obligations agent, as if it had originally been party to Senior Lien Intercreditor Agreement as such. The Senior Lien Intercreditor Agreement governs the relative priorities of the respective security interests in the Issuers’ and Guarantors’ assets securing (i) the RBL Facility, 2024 Priority Secured Notes, the 2025 Secured Notes, the 2024 Secured Notes and the Notes, on the one hand, and (ii) the term loans incurred under the Term Loan Agreement, dated as of April 24, 2012 (as amended, restated, supplemented or otherwise modified from time to time), by and among EP Energy, as the borrower, the lenders party thereto and Wilmington Savings Fund Society, FSB (as successor to Citibank, N.A.), as administrative agent and collateral agent (in such capacity, the “Second Lien Term Facility Agent”), on the other hand.

The foregoing summary is qualified in its entirety by reference to the Indenture, the RBL Amendment, the Collateral Agreement, the Pledge Agreement, the Senior Priority Lien Intercreditor Agreement, the Joinder to the Additional Priority Lien Intercreditor Agreement, the Joinder to the Priority Lien Intercreditor Agreement and the Joinder to the Senior Lien Intercreditor Agreement, attached hereto as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1

Indenture, dated as of May 23, 2018, by and among EP Energy LLC, Everest Acquisition Finance Inc., the Subsidiary Guarantors thereto and Wilmington Trust, National Association, as trustee and collateral agent.

10.1

Eighth Amendment to Credit Agreement and Amendment to Collateral Agreement, dated as of May 23, 2018, to the Credit Agreement, dated as of May 24, 2012 (as amended, amended and restated, modified or supplemented from time to time), among EPE Acquisition, LLC, EP Energy LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Collateral Agreement, dated as of May 23, 2018, among EP Energy LLC, each Subsidiary of EP Energy LLC identified therein and Wilmington Trust, National Association, as collateral agent.

10.3	Pledge Agreement, dated as of May 23, 2018, among EP Energy LLC, each Subsidiary of EP Energy LLC identified therein and Wilmington Trust, National Association, as collateral agent.

10.4

Senior Priority Lien Intercreditor Agreement, dated as of May 23, 2018, by and among JPMorgan Chase Bank, N.A., as RBL Facility Agent and Applicable First Lien Agent, Wilmington Trust, National Association, as Notes Facility Agent and Applicable Second Lien Agent, EP Energy LLC and the Subsidiaries of EP Energy LLC named therein.

10.5

Consent and Acknowledgement, dated as of May 23, 2018, by Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and acknowledged by JPMorgan Chase Bank, N.A., as Applicable First Lien Agent, Wilmington Trust, National Association, as Notes Facility Agent for holders of 8.00% Senior Secured Notes due 2024 and as Applicable Second Lien Agent, and EP Energy LLC (on behalf of itself and its subsidiaries), with respect to the Additional Priority Lien Intercreditor Agreement dated as of November 29, 2016.

10.6

Consent and Acknowledgement, dated as of May 23, 2018, by Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and acknowledged by JPMorgan Chase Bank, N.A., as Applicable First Lien Agent, Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent for the holders of the 8.00% Senior Secured Notes due 2024, Wilmington Trust, National Association, as Term Facility Agent for the holders of the 8.00% Senior Secured Notes due 2025 and Applicable Second Lien Agent, Wilmington Trust, National Association, as an Other Second-Priority Lien Obligations Agent for the holders of the 9.375% Senior Secured Notes due 2024 and EP Energy LLC (on behalf of itself and its subsidiaries), with respect to the Priority Lien Intercreditor Agreement dated as of August 24, 2016.

10.7

Consent and Acknowledgement, dated as of May 23, 2018, by Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent, and acknowledged by JPMorgan Chase Bank, N.A., as Applicable First Lien Agent, Wilmington Savings Fund Society, FSB (as successor to Citibank, N.A.), as Applicable Second Lien Agent, Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent for the holders of the 8.00% Senior Secured Notes due 2024, Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent for the holders of the 8.00% Senior Secured Notes due 2025, Wilmington Trust, National Association, as an Other First-Priority Lien Obligations Agent for the holders of the 9.375% Senior Secured Notes due 2024, and EP Energy LLC (on behalf of itself and its subsidiaries), with respect to the Amended and Restated Senior Lien Intercreditor Agreement dated as of August 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: May 24, 2018	By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Senior Vice President and Chief Financial Officer

EP ENERGY CORPORATION

	By:	/s/ Kyle A. McCuen
Kyle A. McCuen
Senior Vice President and Chief Financial Officer